UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 17, 2009, Copano Energy, L.L.C. ("Copano") issued a press release announcing that that the Federal Energy Regulatory Commission (FERC) has issued an order denying Transcontinental Gas Pipeline Corporation authority to abandon its McMullen Lateral pipeline in South Texas by sale to Copano.

The press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: December 17, 2009	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release